COMPENSATION AGREEMENT

This Compensation Agreement (this “Agreement”) is dated May 22, 2007 between Wataire International, Inc., a Washington corporation (the "Company"), and Cucoloris Films, Inc. (the "Consultant").

WHEREAS, the Consultant has rendered consulting services in favor of the Company since December 11, 2006 and will continue to perform consulting services through December 11, 2007 in accordance with the terms of a Consulting Agreement between the Company and the Consultant dated December 11, 2006 (the “Consulting Agreement”); and

WHEREAS, the Consultant has agreed to perform consulting services through December 11, 2007 for 1,000,000 shares of common stock of the Company (the “Shares Due”), with 250,000 of the Shares Due issued on January 15, 2007, 250,000 of the Shares Due issued on April 15, 2007, 250,000 of the Shares due on July 15, 2007, and 250,000 of the Shares Due issued on October 15, 2007; and

WHEREAS, the value of the consulting services to be rendered by the Consultant from December 11, 2006 through December 11, 2007 will be not less than $430,000; and

WHEREAS, the Company wishes to compensate the Consultants by issuing to them shares of its common stock for such services and the Consultants are willing to accept shares of common stock in full payment of the services rendered;

NOW THEREFORE, in consideration of the premises, it is agreed as follows:

1.

The Company will issue to the Consultant a total of 1,000,000 shares of common stock of the Company (the “Shares Due”), with 250,000 of the Shares Due to be issued on January 15, 2007, 250,000 of the Shares Due issued on April 15, 2007, 250,000 of the Shares due on July 15, 2007, and 250,000 of the Shares Due issued on October 15, 2007, in accordance with the terms of the Consulting Agreement.

 2.

The Shares Due shall be issued to such officers or employees of the Consultant as the Consultant shall designate.

3.

The Company will register the Shares Due by filing a Form S-8 with the Securities and Exchange Commission within 10 days of the execution of this Agreement.

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IN WITNESS WHEREOF, this Compensation Agreement has been executed by the Parties as of the date first above written.

WATAIRE INTERNATIONAL, INC.

By:

/s/ ROBERT ROSNER

Robert Rosner, President

CUCOLORIS FILMS, INC.

By:

/s/ LINDA STEWART

                Linda Stewart, President